UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001620305
COMM 2014-CCRE20 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-193376-12	38-3939284 38-3939285 38-7120324
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the January 12, 2021 Distribution Date, the February 12, 2021 Distribution Date and the March 12, 2021 Distribution Date.  On April 8, 2021, the Certificate Administrator was notified that the Special Servicer revised the Realized Losses reported on the Two Park Central Mortgage Loan (Loan Number 17 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on October 30, 2014 pursuant to Rule 424(b)(5)) in January 2021, which reduced the Realized Losses and increased the principal amounts to be distributed to Certificateholders by $360,043.03.  This also resulted in balance differences for the February 12, 2021 Distribution Date and the March 12, 2021 Distribution Date.  The table below describes the distribution adjustments made to the specified Classes of Certificates to reflect these adjustments in principal distributions.

Class	January 12, 2021 Distribution Date Principal Payment	February 12, 2021 Distribution Date Principal Payment	February 12, 2021 Distribution Date Interest Payment	March 12, 2021 Distribution Date Interest Payment
A-2	Underpayment of $360,043.03	Overpayment of $360,043.03	Overpayment of $840.40	N/A
A-3	N/A	Underpayment of $360,043.03	N/A	Overpayment of $997.92
F	N/A	N/A	Underpayment of $1,932.23	Underpayment of $1,932.23
X-A	N/A	N/A	Overpayment of $869.74	Overpayment of $869.74
X-G	N/A	N/A	Underpayment of $774.83	Underpayment of $774.83

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)

/s/ Natalie Grainger
Natalie Grainger, Director

Date:  April 12, 2021

/s/ Matt Smith
Matt Smith, Director

Date:  April 12, 2021